UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-04692

Emerging Markets Growth Fund, Inc.
(Exact Name of Registrant as specified in charter)

11100 Santa Monica Boulevard, 15th Floor
Los Angeles, California 90025
(Address of principal executive offices)

Registrant's telephone number, including area code: (310) 996-6000

Date of fiscal year end: June 30

Date of reporting period: December 31, 2005

Nelson N. Lee
Capital International, Inc.
11100 Santa Monica Boulevard, 15th Floor
Los Angeles, California 90025
(name and address of agent for service)

Copies to:
Rob Helm, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401
(Counsel for the Registrant)

ITEM 1 - Reports to Stockholders
[Logo - Capital International®]

Emerging Markets Growth FundSM

Seeks long-term growth of capital by investing in companies operating in developing countries around the world

[cover: global map]

Semi-annual report for the six months ended December 31, 2005

Dear shareholders:

Emerging markets equities posted solid gains in the six-month period, supported by rapid economic expansion in many developing countries, accelerating global growth, and relatively low long-term interest rates in the major economies. For the six-month period ended December 31, 2005, the net asset value of the Emerging Markets Growth Fund rose 28.0% with dividends reinvested. The MSCI Emerging Markets IndexSM gained 26.4% with net dividends reinvested over the same period.

Equity gains were supported by improving economic data and corporate earnings growth. Sustained strength in the price of oil and several other commodities fueled economies in Latin America, the Middle East, Russia and South Africa; rising exports and accelerating domestic consumption invigorated many Asian economies. Developed markets also saw accelerating growth, providing additional support to emerging markets economies. Aggregate GDP growth for the emerging markets was 5.7% for the 2005 calendar year, much higher than the 2.6% growth for developed markets, according to figures compiled by JPMorgan Chase.

Market review

The market advance was broad-based, but shares of oil producers had some of the best results, paced by high energy prices. Cyclical industries and those associated with more discretionary spending such as automobiles, household durables and precious metals outpaced more defensive areas such as utilities and consumer staples. Financial stocks leveraged to domestic economies also had strong results on the whole, but returns varied by market. The information technology sector lagged the broader emerging markets composite index for the six-month period, although it gained momentum after touching a low point in October. South Korean stocks advanced 41%. A domestic recovery that had been tepid earlier in the calendar year picked up speed. Financial, automobile and industrial stocks benefited in this environment. Shares of financials rose the most as they continued their recovery from lows reached in the wake of 2003’s consumer credit collapse.

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EMGF total returns vs. MSCI Emerging Markets Index
for periods ended 12/31/05 (with distributions reinvested)

	Emerging Markets Growth Fund	Annualized	MSCI Emerging Markets Index*	Annualized

6 months	+28.0%	—%	+26.4%	—%
12 months	+38.4	—	+34.0	—
3 years	+153.1	+36.3	+162.1	+37.9
5 years	+120.1	+17.1	+139.5	+19.1
10 years	+159.2	+10.0	+93.6	+6.8
Lifetime	+2,513.5	+18.1	—†	—†
(since 5/30/86)

*Returns shown for the MSCI Emerging Markets Index reflect gross dividends through December 31, 2000, and net dividends thereafter. The index is unmanaged and does not reflect sales charges, commissions or expenses.
† The MSCI Emerging Markets Index did not start until December 31, 1987.
[End Sidebar]

[Begin Sidebar]
Percent changes for markets and stock prices are in U.S. dollars and are for the six-month period ended December 31, 2005, unless otherwise noted.

Figures shown are past results and are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For the most current information and month-end results, please call 800/421-0180, ext. 96245. Investing outside the United States, especially in developing markets, is subject to additional risks, such as currency fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund’s prospectus.
[End Sidebar]

Other Asian markets had less impressive results relative to the broader emerging markets. Indian stocks kept pace, but Taiwan, China, Thailand, Indonesia and Malaysia lagged the emerging markets composite index despite posting positive returns. India’s engineering, construction-related, oil-refining and power equipment stocks had a good run as the country hastened to build the infrastructure needed in a modern economy.

China’s stock market was partly set back by a glut of initial public offerings. The economy continued to grow at a very fast pace. Authorities took investors by surprise in December by revising GDP growth for 2004 significantly upward to 10.1% following a year-long survey that captured previously overlooked segments of the services sector. Financial investors, however, largely stayed away from Chinese stocks, worried that economic growth has not translated into profits for the large, publicly-listed state-owned corporations. One particular area of concern for foreign investors has been the very high level of fixed-asset investment, which has resulted in industrial capacity expanding to a level that may exceed demand.

Another area of investor concern has been the large inventory of non-performing loans in China’s banking system, widely viewed as a weak link in the economy. The Chinese government made substantial efforts in this area partly by providing banks with reserves to write off bad loans and partly by packaging non-performing loans into saleable market instruments, a process known as securitization. Improving asset quality appeared to provide a certain comfort level to foreign financial institutions and several of them acquired substantial stakes in Chinese banks. Majority state-owned China Construction Bank raised US$9.2 billion in an initial public offering on the Hong Kong exchange in October. In July, authorities made a symbolically significant change to China’s managed currency regime, abandoning a long-standing peg to the U.S. dollar and linking the renminbi to a basket of currencies of China’s major trading partners. The renminbi was also revalued 2% higher versus the dollar.

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10 largest equity holdings

	Percent of net assets as of 12/31/05	Percent of gain/loss for the 6 months ended 12/31/05* (in U.S. dollars)

Samsung Electronics	6.9%	37.5%
América Móvil	3.2	47.3
Sasol	2.5	33.0
Hon Hai Precision	2.3	28.0
Taiwan Semiconductor	2.2	10.8
Telekomunikasi Indonesia	2.0	17.4
Kookmin Bank	2.0	66.3
Wal-Mart de México	1.8	37.1
Cía de Bebidas das Américas - AmBev	1.7	23.9
Teva Pharmaceutical	1.7	38.1
Total	26.3%

*The percent change reflects the increase or decrease in the market price per share of respective equity securities held in the portfolio for the entire period. The actual gain or loss on the total position in the fund may differ from the percentage shown.
[End Sidebar]

Taiwan’s stock market was also lackluster. Financial stocks declined as banks struggled with rising provision costs and falling margins due to excess liquidity and competition. Shares of materials companies, including makers of petrochemicals and plastics, were also weak. Technology stocks lagged their South Korean peers.

Latin American markets made substantial gains. Economic growth continued to be driven by rising domestic consumption and exports, rather than by capital flows, as was the case in the 1990s. In Brazil, rising exports and modest improvements in the economy helped stocks move higher despite political uncertainty stemming from a bribery scandal involving government officials. Telecommunications and materials companies pushed Mexico’s market higher. Central banks in both Brazil and Mexico started lowering interest rates as inflation remained within their respective targets. Colombia was the top-performing emerging market over the six-month period. A court ruling paved the way for pro-business President Álvaro Uribe to run for a second term in 2006. Uribe has been successful in subduing a decade-long guerilla insurgency and bringing a measure of political stability to the country, which in turn has fostered favorable conditions for economic growth.

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Where the fund’s assets are invested

	Percent of net assets			MSCI EM Index[1]		Market value of holdings
	12/31/04	6/30/05	12/31/05	6/30/05	12/31/05	12/31/05 (in thousands	)
Asia-Pacific
China	3.5%	3.6%	4.1%	7.7%	7.6%	$498,715
Hong Kong	1.5	1.1	1.5	—	—	183,325
India	10.2	10.3	7.9	6.0	5.9	972,017
Indonesia	2.6	2.5	3.0	1.7	1.4	370,186
Malaysia	5.4	5.0	3.2	3.6	2.9	394,529
Philippines	.3	.5	.3	.5	.5	39,822
Singapore	.1	.1	.1	—	—	8,011
South Korea	17.6	18.0	20.1	16.6	18.7	2,467,047
Taiwan	10.5	12.5	11.3	17.7	14.5	1,388,590
Thailand	.6	1.1	1.7	2.1	1.8	202,596
Vietnam	.1	.1	.1	—	—	14,199
	52.4	54.8	53.3	55.9	53.3	6,539,037
Latin America
Argentina	.6	1.4	.9	.6	.6	106,263
Brazil	11.8	12.3	10.4	9.5	10.2	1,275,512
Chile	1.2	.8	.5	1.9	1.7	56,450
Colombia	.3	.6	.8	.2	.3	100,265
Costa Rica	—	—	—	—	—	395
Mexico	8.7	6.8	7.0	6.1	6.3	865,367
Peru	.1	.2	.1	.5	.5	13,871
Venezuela	.4	.2	.2	.1	.1	23,693
	23.1	22.3	19.9	18.9	19.7	2,441,816
Eastern Europe
Croatia	.2	.1	.1	—	—	12,401
Czech Republic	.9	.3	—	.8	.9	—
Hungary	.9	.5	.2	1.5	1.2	30,207
Kazakhstan	—	—	.1	—	—	10,774
Poland	.4	.4	.1	1.7	1.7	6,614
Russia	3.2	1.7	3.4	4.3	5.3	414,357
	5.6	3.0	3.9	8.3	9.1	474,353
Other markets
Canada[2]	.8	.8	.4	—	—	55,094
Dominican Republic	—	—	—	—	—	3,037
Egypt	.3	1.2	1.6	.8	.8	194,127
Israel	1.8	2.8	4.1	3.4	3.4	500,149
Morocco	.1	.1	.1	.2	.2	8,634
Netherlands[2]	—	—	.1	—	—	13,913
Oman	—	—	.1	—	—	16,369
South Africa	7.7	7.2	8.5	10.0	10.6	1,043,429
Sri Lanka	—	—	—	—	—	118
Sweden[2]	.1	.1	.1	—	—	10,659
Turkey	2.5	2.4	3.1	1.9	2.3	385,047
United Kingdom[2]	.1	.2	.7	—	—	86,119
United States of America[2]	.1	.1	.4	—	—	49,646
	13.5	14.9	19.2	16.3	17.3	2,366,341
Multinational	.4	.4	.5			59,601
Other[3]	1.4	.7	1.4			177,147
Cash & equivalents less liabilities	3.6	3.9	1.8			216,187
Total net assets	100.0%	100.0%	100.0%			$12,274,482

1 MSCI Emerging Markets Index also includes Jordan (0.3% at 6/30/05 and 12/31/05) and Pakistan (0.3% at 6/30/05 and 12/31/05). A dash indicates that the market is not included in the index. Source: MSCI Red Book.
2 Includes investments in companies incorporated in the region that have significant operations in emerging markets.
3 Includes stocks in initial period of acquisition.
[End Sidebar]

[Begin Sidebar]
Percent change in key markets1

	Six months ended 12/31/05
	Expressed in U.S. dollars	Expressed in local currency

Asia-Pacific
China	13.8%	13.5%
India	25.9	30.3
Indonesia	4.5	5.3
Malaysia	4.1	3.5
Pakistan	25.5	25.9
Philippines	15.8	9.8
South Korea	40.7	37.6
Taiwan	4.2	8.2
Thailand	12.2	11.3

Latin America
Argentina	29.8	35.8
Brazil	39.3	37.7
Chile	10.0	-2.7
Colombia	80.3	77.3
Mexico	35.4	33.6
Peru	28.8	32.5
Venezuela	-11.4	-13.0

Eastern Europe
Czech Republic	30.8	29.7
Hungary	4.3	9.4
Poland	27.0	23.9
Russia	54.8	54.9

Other markets
Egypt	27.5	26.3
Israel	28.4	28.9
Jordan	9.8	9.8
Morocco	19.3	22.1
South Africa	38.6	31.7
Turkey	44.8	46.6

Emerging Markets Growth Fund	28.0

1 Including reinvestment of net dividends. All indexes are compiled by Morgan Stanley Capital International and are unmanaged.
[End Sidebar]

High energy prices boosted Russia’s oil and gas stocks. Russian financials were even stronger, benefiting from rising liquidity and growing consumer credit demand. Russia continues to be one of the most under-banked emerging markets economies, providing a significant opportunity for growth. South Africa’s domestic economy also registered higher than expected growth; energy and precious metals stocks had significant gains. A sharp rise in shares of generic-drugs manufacturer Teva Pharmaceuticals buoyed the Israel index, of which it is the largest constituent.

In Turkey, declining interest rates, an upturn in economic growth, and a sharp reduction in the corporate tax rate added to investor optimism. Egypt’s general election maintained the ruling party’s dominance and the government pushed ahead with economic reforms that were viewed favorably by investors. Egypt, Jordan and Pakistan have also benefited from the increased liquidity created by soaring revenues among their oil-exporting neighbors in the Middle East.

Portfolio review

The fund had solid returns for the six-month period. In addition to the advance by the broader market, stock selection played a key role in fund results, with good stock-picking in the areas of financials, materials, industrials and telecommunication services. Decisions to hold fewer investments in China and Taiwan relative to the index and to focus more on markets such as South Korea, Brazil and Mexico also contributed significantly to fund results.

In the financials sector, the fund’s largest holdings were in South Korea and Brazil, where bank shares had the highest returns. The fund had built up a substantial holding in South Korean stocks such as Kookmin Bank and Shinhan Financial over the last two years on the view that valuations were attractive following a burst consumer credit bubble in 2003, especially since regulators and banks had been emphasizing rapidly improving asset quality. Kookmin and Shinhan were among the fund’s 10 best contributing stocks for the period. In Brazil, banks with experienced management such as Itaúsa have shown business acumen and skill in their ability to grow earnings and deliver high returns on equity through a complete business and market cycle. Expanding credit demand in a modestly growing economy further boosted Brazilian bank earnings. The financial stocks in Taiwan, China and Thailand did not do as well, but the fund had a smaller exposure to these, which also helped returns.

Among telecommunications stocks, the fund focused on rapidly growing markets in Mexico, Brazil, India and Egypt. This strategy worked in the fund’s favor. Within the technology sector, the fund’s focus was on the higher quality South Korean technology companies such as Samsung Electronics. In Taiwan, the fund’s technology investments were concentrated largely in shares of companies that are leaders within their respective industry segments.

In the area of materials, the fund invested in precious metals companies in South Africa and avoided the steel and plastics makers. An expanding middle class in India, China and the Middle East has shown a growing penchant for gold jewelry. In addition, financial instruments linked to gold are increasingly used as a diversification tool. This has boosted demand for gold. The lack of investment in gold mines over the past several years has limited the supply, however, we expect rising profitability at many of the gold producers, along with increased investment. Platinum is also in demand for its use in industrial applications and auto machinery, as well as in jewelry.

On the negative side, the fund’s low exposure to energy, particularly to the Russian and Brazilian oil companies, hurt fund returns. Shares of these oil producers rose substantially against the backdrop of high energy prices. The fund has held relatively few investments in energy and commodity-related shares on the view that the stocks are being fully valued on earnings and commodity prices that are likely near their peak. Overall, the fund’s lack of sufficient exposure to Russia was a detractor to results. The fund’s holding in Indian generic-drug manufacturer Ranbaxy Laboratories also worked against it. Ranbaxy was one of the largest detractors to fund returns, as its profits declined and it lost a patent challenge against Pfizer.

At the end of the period, our largest investments were in the financial and technology sectors, which together accounted for 41% of the portfolio’s assets. We believe that demand for a variety of consumer products will continue to drive this technology cycle. The introduction of affordable NAND flash memory should spur demand for the next-generation of affordable consumer electronics, and corporate demand is also likely to increase. We think technology stocks are attractively priced considering the potential for growth in these areas.

The fund’s investments in financials are based on valuations, asset quality, credit demand, profitability and return on equity. As shares of financials in South Korea and Brazil approached what we viewed as fair valuations, we began trimming the fund’s holdings in those markets and started shifting assets to bank shares in markets we believe offer better opportunities for growth, such as Taiwan, Thailand, Turkey and South Africa.

Although the fund’s investments in Latin America contributed significantly to fund results, we trimmed our investments in the region. Share prices in many Latin American markets rose substantially, and even though earnings kept pace, overall price-to-earnings ratios and other valuation measures no longer appear as attractive as they were a few years ago when we built the fund’s large investments. Moreover, general elections scheduled in several Latin American countries in 2006 raise issues of political risk and potential market volatility. We are finding better investment opportunities in several Asian markets that have not kept pace over the past year, including Taiwan, Thailand and Indonesia. We believe these economies and prospects for companies in these markets are starting to improve.

The fund holdings in India were trimmed. While we think the Indian market is still attractive on the whole, heavy foreign capital inflows have lifted valuations in certain segments to very high levels, prompting us to take some profits. The fund increased investments in South Africa, where domestic consumption is growing and a rise in fixed-asset investment is benefiting construction and related industries.

On a sector basis, these shifts away from Latin America and toward Asia and South Africa have also translated into a move away from the more defensive areas of the market such as consumer staples and into more cyclical areas such as automobiles, precious metals and industrials, including companies related to construction and power equipment. We believe that the more cyclical areas will benefit from the rapid modernization efforts now going on in many economies.

In December, the fund made a capital gain distribution of $26.48 per share, and an additional $2.51 per share dividend distribution. The previous capital gain distribution was made in 1997.

Outlook

Emerging markets stocks have risen sharply in recent years. The rally over the six-month period raised annualized three-year returns to 38%, surpassed only by the 1991-93 period. Hence, future gains are unlikely to match those of the recent past. That said, the macroeconomic fundamentals of the emerging markets remain favorable, with current accounts in balance or surplus, fiscal accounts in good shape and central banks generally supportive of conservative monetary policies. This has resulted in a steady upgrade of credit ratings of emerging markets debt and a reduction in the yield differential between emerging markets bonds and comparable developed market bonds, resulting in lower risk premiums. Moreover, economic growth is robust in many emerging markets and appears to be accelerating in many developed markets, including Europe and Japan, making for a favorable backdrop for emerging markets stocks.

General elections scheduled in several Latin American countries in 2006, including Brazil, Mexico, Peru and Colombia, could bring volatility to those markets; opinion polls show increasing public support for left-of-center candidates who might favor less market-friendly economic policies. Any softening in demand for commodities could provide another challenge for the region. Still, it is worth noting that the direction of economic policies over the last few years has been largely favorable regardless of the ideological bent of the ruling political establishment. This appears to support the building of a global consensus toward more conservative fiscal and monetary policies. Most recently, governments in Egypt, Turkey, Brazil and Colombia have moved in this direction, and in each instance, investors have rewarded those economies by moving prices of financial assets sharply higher.

We believe that the future advance of emerging markets will not be as uniform as in recent years, when a rising tide lifted all boats. In our view, stock market leadership could shift away from energy and commodity-related firms to telecommunications, banking, consumer-related and other companies that generally enjoy steadier earnings growth. These more domestically oriented areas are also poised to benefit from growing consumer demand in emerging markets. We see investment opportunities in China and Taiwan, which have lagged behind the other emerging markets in recent years. In China, the government is taking steps toward improving the banking system, which would bring more transparency to markets and lay the groundwork for improved corporate profitability. Overall, we believe the outlook for emerging markets remains positive even though, in the near term, stocks are unlikely to match the strong gains of the recent past.

We look forward to reporting to you in another six months.

Sincerely,

/s/ Shaw B. Wagener
Shaw B. Wagener
President

December 31, 2005

The investment landscape

The geographic concentrations of assets found in Emerging Markets Growth Fund’s (EMGF) portfolio rarely reflect a predetermined decision to concentrate our investment in a particular country or region. More often, these concentrations result from buy-and-sell decisions made stock by stock, based on intensive, proprietary research. While the emphasis of that research is on companies, the fund’s portfolio managers and analysts also keep a close eye on political and macroeconomic considerations that can affect the fund’s holdings. Here is our view of the investment landscape in the fund’s five largest areas of concentration for the six-month period ended December 31, 2005. The five markets account for 58% of net assets.

South Korea (20.1% of net assets)

South Korea led the major emerging markets with a 41% return during the period. The domestic economy, which was anemic in early 2005, picked up momentum on several fronts in the second half of the year. Industrial production, domestic consumer sales and exports rose substantially. Industrial production increased 5% in November over the prior month following a 1% gain in October, driven mainly by technology and automobiles. Sales of consumer goods were also higher.

Against this backdrop, stocks rose sharply. Shares of banks like Kookmin Bank and Shinhan Financial, car manufacturers such as Hyundai Motors, and infrastructure-related companies such as Doosan Infracore were among the market leaders. Several Korean companies including Samsung Electronics and Hyundai Motor are global brands with a large market share in several countries. In addition to rising domestic consumer spending, these companies also benefited from an acceleration in global growth and demand.

Samsung Electronics benefited from the growing popularity of NAND flash memory, which is currently being used in Apple’s iPod and increasingly adopted by a host of other digital consumer electronics as it becomes more affordable. Samsung is the world’s largest manufacturer of NAND flash memory, which has the advantage of lower power consumption than traditional memory. Shares of Samsung sagged very briefly upon the November announcement of a joint venture between Intel and Micron Technology to produce flash memory chips. Samsung also maintains a dominant position in several other areas of technology, including LCD flat-panel displays for computers and televisions, wireless handsets, as well as the more traditional DRAM memory chips.

The central bank raised interest rates twice in 25 basis-point increments to 3.75% during the period. Although the Korean middle class historically favored the domestic bond market and real estate as savings and investment vehicles, it showed increasing interest in the stock market. Domestic institutional and retail investors were net buyers of Korean stocks in 2005. Investor interest in real estate as an investment also received a blow when the government introduced a new series of property taxes and anti-speculation measures. The domestic stock market index, the KOSPI, touched an all-time high during the period.

Despite the substantial stock market rise during the period, the valuation of the Korean market was at a price-to-earnings ratio (P/E) multiple of 12 on 12-month trailing earnings, below the 15 P/E for the MSCI EM Index, the broader emerging markets composite.

Taiwan (11.3% of net assets)

Taiwanese stocks advanced 4% in the fiscal period, underperforming the broader emerging markets by a wide margin. Nevertheless, returns varied substantially by sector. Technology stocks posted a 12% increase, especially companies with dominant positions in their areas of the industry. High Tech Computer, a manufacturer of hand-held devices, rose 167%, and Hon Hai Precision gained 28% on the back of strong demand for cellular phones and laptop computers. However, other stocks in the financials, telecommunications and materials sectors declined.

The proliferation of consumer credit, primarily through cash card lending, and an absence of stringent credit controls has resulted in an impairment of loan books and a marked deterioration of asset quality at several financial institutions, particularly those with significant cash card and unsecured consumer loans. Populist proposals from politicians on how to deal with this credit debacle further sapped investor confidence, leading to a fall in shares of many financial lenders. Nevertheless, the impaired credit card debt is estimated at less than 5% of such outstanding debt, which is considered manageable, and banks have started the process of improving the quality of assets on their balance sheets.

The market was also held back by the decline in shares of petrochemicals and steel companies. Cyclical industries were generally seen by investors as past the peak of a business cycle that began in 2001. Moreover, a number of factories in China are expected to further add to global capacity in chemicals and steel, which investors fear could further erode profit margins.

The economy grew modestly at an estimated 3.9% rate in 2005, accelerating toward year-end. The government’s inability to give the economy a boost through fiscal spending — due to large fiscal and budget deficits — is widely viewed as a structural weakness in the economy. The deficits, however, are more a product of a low tax base and not due to excessive government spending. Proposals to raise the corporate tax rate could be implemented in 2006.

On the political front, the opposition Kuomintang (KMT) party made major advances in key local elections in December over the ruling Democratic Progressive Party of President Chen Shui-bian. The elections results were widely seen as the Taiwanese public’s endorsement of closer relations with China favored by the KMT, and a rebuttal of the president’s more independent stance.

Brazil (10.4% of net assets)

Brazilian equities rose substantially, supported by the advance of the financials, energy and materials sectors. The domestic economy grew modestly, supported by exports of commodities and agricultural goods.

Although industrial production was weaker, household consumption rose and exports strengthened over the period. Consumer lending by Brazilian banks also rose.

Although Brazil’s GDP growth rate was modest compared to many other emerging markets, the economy’s growth came despite the challenge of real interest rates that were among the highest in the world. Fiscal support to the economy was also minimal as government efforts were directed toward maintaining a primary fiscal surplus. After raising the reference interest rate to a peak of 19.75% in May, the central bank started lowering the rate in September, bringing it down to 18.0% at the end of the period. It is expected to continue lowering rates.

Equities made strong gains as companies in many sectors showed substantial earnings growth. Bank stocks had the best returns, supported by increasing profits, an expansion of profit margins, and rapid growth in consumer credit, which is still in its early stage of development in Brazil. Return-on-equity was high, and investors drove bank shares 52% higher. Shares of Petróleo Brasileiro (Petrobras), the large oil producer that accounts for a little over a quarter of the MSCI Brazil Index, rose substantially, contributing to stock market gains. Several commodity stocks also had good results.

On the political front, a campaign financing scandal involving a few key members of the government weakened the administration and its ability to aggressively push its legislative agenda on economic reforms, including labor and pension reform. Presidential elections scheduled in 2006 also increased the administration’s caution against taking any radical measures.

South Africa (8.5% of net assets)

The South African economy was much stronger than expected, with GDP growth estimated at 5% for 2005, above the 4% consensus forecast at the beginning of that year. Economic growth was powered both by exports and domestic consumer spending on a variety of consumer goods, including clothing, cars and housing.

For nearly a decade, the South African government has worked at strengthening economic and financial institutions and expanding the consumption base by focusing on more equitable distribution of economic resources through black empowerment programs. Now, the government of President Thabo Mbeki appears to be putting greater emphasis on generating economic growth. It announced plans to boost infrastructure investment in preparation for the soccer World Cup scheduled to be held in South Africa in 2010, which should provide a fiscal boost to the economy. The government has steadily reduced the budget deficit over the years, bringing it down to below 2% of GDP, which now gives it ample room to invest in building much-needed infrastructure across the country. In addition, the steady reduction of import tariffs over the last few years, a relaxation of exchange controls, and an independent central bank have all helped the economy break away from the double-digit inflation of the past. The inflation rate declined below 5%, partly due to the central bank’s conservative monetary stance and partly as a result of a stronger rand.

The high crime rate and the spread of the HIV virus still pose challenges. Nevertheless, South Africa appears to have entered a new phase of economic growth that seems different from the boom-bust cycles that characterized the economy in the recent past. The government’s focus on economic growth, lower real interest rates and the lower cost of capital should continue to sustain company earnings, which were robust in many industries.

Against this backdrop, stocks made significant advances, with the MSCI South Africa composite index garnering 39%. Stocks of precious metals producers had the best results for the period as gold prices rose. Precious metals make up about 30% of South Africa’s exports. The rand continued to benefit from the strength in international commodity prices, appreciating 5% against the U.S. dollar after weakening in the first half of 2005.

Companies in industries geared toward the domestic economy, including retail, construction and telecommunications, saw their shares rise substantially. These included clothing stores such as Edgars and Truworths and construction companies like Murray & Roberts. Financial stocks also rallied, although they lagged the broader market advance. Barclays of the U.K. completed the acquisition of a majority stake in South Africa’s Absa Bank.

India (7.9% of net assets)

Indian stocks rose 26%, led by shares of automobile and infrastructure-related companies, including those involved in construction, engineering, and the manufacture of power equipment. The economy grew at a faster than expected pace, and companies on average reported higher than expected profits. The Indian economy has kept its momentum as timely monsoons for three consecutive years have boosted rural income and spending. In addition, growth in services, manufacturing and infrastructure-related activity have contributed to rapid GDP growth. Inflation rose steadily. In response, the central bank raised interest rates. The government reduced subsidies on fuel and fuel-related products. Steel companies also raised prices.

While technology, materials and oil companies reported results that met or were slightly below expectations, cement companies and large companies like Reliance Industries, Tata Motors and Bharat Heavy Electricals reported profits that were higher than had been expected. Overall, foreign investor interest in India remained high and the market was buoyed by substantial inflows of foreign capital.

The government of Prime Minister Manmohan Singh made progress on economic reforms despite some opposition from allies in the ruling coalition. It reduced the interest rate the government pays on public pension funds and made headway in the privatization of state-controlled companies.

The government also announced plans to reduce its holding in car manufacturer Maruti Udyog. Meanwhile, opposition parties gained ground in state elections. The Bharatiya Janata Party, the main opposition party, underwent a change in leadership.

Several Indian companies acquired assets abroad, part of an ongoing trend of geographical diversification being pursued by many Indian companies. In the reverse direction, Vodafone acquired a stake in Bharti Tele-Ventures. Meanwhile, Ranbaxy Laboratories, a large generic-drug manufacturer, lost a patent challenge to Pfizer on a key ingredient in the cholesterol-reducing drug Lipitor. Pfizer’s patent was upheld by courts in the U.S. and U.K. Profits also declined due to pricing pressure on generic drugs in the key U.S. market, triggering a sharp fall in Ranbaxy shares.

In contrast, shares of companies involved in the modernization of the Indian economy rose substantially. Power equipment maker Bharat Heavy Electricals’ shares climbed 55%, and those of engineering company Larsen & Toubro ended the period 57% higher. India’s population approaches China’s in number, but the country is estimated to have only about one-fifth of China’s power capacity. Shares of petrochemical giant Reliance Industries also contributed to the market’s gains.

About the fund and its adviser

Emerging Markets Growth Fund (EMGF) was organized in 1986 by the International Finance Corporation (IFC), an affiliate of the World Bank, as a vehicle for investing in the securities of companies based in developing countries. The premise behind the formation of the fund was that rapid growth in these countries could create very attractive investment opportunities. It also was felt that the availability of equity capital would stimulate the development of capital markets and encourage countries to liberalize their investment regulations.

An affiliate of Capital International, Inc., the fund’s current investment adviser, was selected by the IFC from a number of global investment firms to manage EMGF. Capital International is one of The Capital Group Companies. These companies form one of the world’s most experienced investment advisory organizations, with roots dating back to 1931. These companies have been involved in international investing since the 1950s. Capital International employs a research-driven approach. Capital International and its institutional management affiliates maintain a global investment intelligence network that continues to grow and currently employs more than 125 investment professionals based on three continents. They include analysts and portfolio managers, born in over 27 countries, who speak a variety of languages. These professionals travel millions of miles each year, keeping a close watch on industry trends and government actions and scrutinizing thousands of companies.

As EMGF has grown, its adviser has devoted increased resources to the task of evaluating and managing investments in developing countries. Currently, there are 20 analysts covering these countries, compared with four in 1986; 16 of these analysts also manage a portion of the fund. Most of its assets are managed by seven portfolio managers, compared with two in 1986.

Capital International’s research effort focuses heavily on sectors as well as on individual countries. It is an intensive effort that combines company and industry analysis with a political and macroeconomic overview, and we believe it has given Capital International and Emerging Markets Growth Fund a competitive edge.

Investment portfolio
December 31, 2005	(unaudited)

	Equity securities
Sector diversification	Common stocks	Preferred stocks	Convertible bonds	Bonds	Percent of net assets
Financials	19.93%	1.19%	-%	.27%	21.39%
Information technology	20.07	-	-	-	20.07
Telecommunication services	9.15	2.40	-	-	11.55
Industrials	8.60	-	-	-	8.60
Consumer staples	7.00	1.59	-	-	8.59
Materials	7.45	1.10	.03	-	8.58
Consumer discretionary	6.84	.13	-	.03	7.00
Energy	4.63	-	-	-	4.63
Utilities	2.97	.59	-	.05	3.61
Health care	2.30	-	.02	-	2.32
Other	1.24	-	-	.66	1.90
	90.18%	7.00%	.05%	1.01%	98.24%

Short-term securities					0.70
Excess of cash and receivables over payables (including foreign currency contracts)					1.06

Net assets					100.00%

Equity securities		Value
(common and preferred stocks)	Shares	(000)

Argentina - 0.35%
BI Argentina SA (acquired 10/21/93, cost: $2,388,000) (1) (2) (3)	5,335,895	$701
BI SA (acquired 10/21/93, cost: $908,000) (1) (3)	3,565,856	645
Grupo Financiero Galicia SA, Class B (2)	5	-
Hidroneuquen SA (acquired 11/11/93, cost: $29,339,000) (1) (2) (4)	28,022,311	857
IRSA Inversiones y Representaciones SA (GDR) (2)	739,400	8,932
Nortel Inversora SA, Class B, preferred (ADR) (2)	3,257,300	31,433
		42,568

Brazil - 10.10%
ALL - América Latina Logística, units	1,279,220	54,613
ALL - América Latina Logística, units (GDR) (acquired 9/28/05, cost: $943,000) (1)	25,000	1,072
Banco Itaú Holding Financeira SA, preferred nominative	411,320	9,911
Bradespar SA, preferred nominative	1,114,696	28,291
Celular CRT SA, ordinary nominative	5,700	134
Celular CRT SA, Class A, preferred nominative	708,930	18,205
Centrais Elétricas Brasileiras SA - ELETROBRÁS, ordinary nominative	106,804,000	1,737
Centrais Elétricas Brasileiras SA - ELETROBRÁS, ordinary nominative (ADR)	172,780	1,417
Centrais Elétricas Brasileiras SA - ELETROBRÁS, Class B, preferred nominative	968,677,300	16,418
Cía. de Bebidas das Américas - AmBev, ordinary nominative (ADR)	1,283,002	41,954
Cía. de Bebidas das Américas - AmBev, preferred nominative (ADR)	4,288,110	163,163
Cía. de Concessões Rodoviárias, ordinary nominative	400,000	12,669
Cía. de Saneamento Básico de Estado de São Paulo - SABESP (ADR)	1,472,000	24,833
Cía. Energética de Minas Gerais - CEMIG, preferred nominative	1,234,892,000	50,210
Cía. Energética de Minas Gerais - CEMIG, preferred nominative (ADR)	143,068	5,274
Cía. Vale do Rio Doce, Class A, preferred nominative (ADR)	2,835,456	102,785
Cyrela Brazil Realty SA, ordinary nominative	1,637,000	22,420
EDP - Energias do Brasil SA, ordinary nominative (2)	847,600	9,936
Itaúsa - Investimentos Itaú SA, preferred nominative	39,974,404	126,604
LIGHT-Serviços de Eletricidade SA, ordinary nominative (2)	560,613,850	3,683
Localiza Rent a Car SA, ordinary nominative	718,000	8,798
Lojas Renner SA, ordinary nominative	1,178,300	37,818
Natura Cosméticos SA, ordinary nominative	640,600	28,234
New GP Capital Partners, LP, Class B (acquired 1/28/94, cost: $12,200,000) (1) (3) (4)	27,000	3,963
Porto Seguro SA, ordinary nominative	1,969,100	21,069
Submarino SA, ordinary nominative (2)	862,000	15,310
Submarino SA, ordinary nominative (GDR) (acquired 10/11/05, cost: $6,746,000) (1) (2)	228,978	8,170
Tele Centro Oeste Celular Participações SA, ordinary nominative	4,987	53
Tele Centro Oeste Celular Participações SA, preferred nominative	1,575,394	18,057
Tele Centro Oeste Celular Participações SA, preferred nominative (ADR)	4,344,938	48,750
Tele Leste Celular Participações SA, preferred nominative (ADR) (2)	698,421	9,883
Telemar Norte Leste SA, Class A, preferred nominative	302,368	8,218
Telemig Celular Participações SA, ordinary nominative	3,684,267,356	14,350
Telemig Celular Participações SA, preferred nominative (ADR)	835,158	32,914
Telemig Celular SA, Class G, preferred nominative	38,529	8,904
Tele Norte Celular Participações SA, ordinary nominative (2) (4)	9,214,930,561	2,367
Tele Norte Celular Participações SA, preferred nominative (ADR) (2) (4)	453,978	3,382
Telesp Celular Participações SA, preferred nominative (ADR) (2)	1,312,497	4,961
TIM Participações SA, ordinary nominative	9,330,638,666	24,440
TIM Participações SA, preferred nominative (ADR)	4,370,453	110,485
Unibanco-União de Bancos Brasileiros SA, units	1,605,300	20,165
Unibanco-União de Bancos Brasileiros SA, units (GDR)	1,280,354	81,392
Usinas Siderúrgicas de Minas Gerais SA, Class A, preferred nominative	1,365,298	32,489
		1,239,501

Canada - 0.45%
Ivanhoe Mines Ltd. (2)	7,670,900	55,094
		55,094

Chile - 0.46%
Cía. de Telecomunicaciones de Chile SA (ADR)	159,913	1,407
Embotelladora Andina SA, Class A, preferred nominative (ADR)	1,920,200	25,059
Embotelladora Andina SA, Class B, preferred nominative (ADR)	503,673	7,021
Enersis SA	12,157,200	2,649
Enersis SA (ADR)	1,848,400	20,314
		56,450

China - 4.06%
Agile Property Holdings Ltd. (Hong Kong) (2)	10,023,000	4,848
Anhui Conch Cement Co. Ltd. (Hong Kong) (4)	40,523,000	49,796
Baidu.com, Inc., Class A (ADR) (2)	11,200	705
Beijing Capital International Airport Co. Ltd. (Hong Kong)	15,560,000	7,140
Beijing Enterprises Holdings Ltd. (Hong Kong)	6,387,000	10,777
Bio-Treat Technology Ltd. (Singapore)	34,648,000	23,297
BOE Technology Group Co. Ltd., Class B	33,554,952	4,718
BYD Co. Ltd. (Hong Kong)	6,669,500	10,264
China Construction Bank Corp. (Hong Kong) (2)	100,122,000	34,868
China Life Insurance Co. Ltd. (Hong Kong) (2)	17,896,500	15,815
China Life Insurance Co. Ltd. (ADR) (2)	776,500	27,395
China Mengniu Dairy Co. (Hong Kong)	32,230,000	27,478
China Merchants Holdings (International) Co. Ltd. (Hong Kong)	5,795,014	12,592
China Mobile (Hong Kong) Ltd.	641,800	3,037
China National Offshore Oil Corp. (Hong Kong)	2,070,000	1,409
China Oilfield Services Ltd. (Hong Kong)	10,321,000	4,175
China Overseas Land & Investment Ltd. (Hong Kong)	5,062,000	2,170
China Paradise Electronics Retail Ltd. (Hong Kong) (2)	38,218,000	13,553
China Telecom Corp. Ltd. (Hong Kong)	12,268,600	4,515
Chongqing Changan Automobile Co. Ltd. (Hong Kong)	16,448,057	4,646
Citigroup Call Warrants on Baoshan Iron & Steel Co. Ltd., Class A, expire January 21, 2010 (acquired 12/7/05, cost: $4,452,000) (1) (2)	8,986,000	4,583
Fu Ji Food and Catering Services Holdings Ltd. (Hong Kong)	497,000	813
GOME Electrical Appliances Holding Ltd. (Hong Kong)	21,945,000	14,848
Guangdong Investment Ltd. (Hong Kong)	1,758,000	655
Lenovo Group Ltd. (Hong Kong)	23,124,700	10,652
Li Ning Co. Ltd. (Hong Kong)	2,727,000	1,934
Lianhua Supermarket Holdings Co. Ltd. (Hong Kong)	11,912,000	11,133
NetEase.com, Inc. (ADR) (2)	469,100	26,345
PetroChina Co. Ltd. (Hong Kong)	38,986,100	32,041
Semiconductor Manufacturing International Corp. (Hong Kong) (2)	148,363,000	20,118
Semiconductor Manufacturing International Corp. (ADR) (2)	292,530	1,977
Shanda Interactive Entertainment Ltd. (ADR) (2)	572,200	8,720
Tong Ren Tang Technologies Co. Ltd. (Hong Kong)	1,305,900	2,257
TPV Technology Ltd. (Hong Kong)	1,424,000	1,394
Tsingtao Brewery Co. Ltd. (Hong Kong)	27,397,100	28,951
UBS AG Call Warrants on Beijing Yanjing Brewery Co. Ltd., Class A, expire June 15, 2006 (acquired 6/15/05, cost: $21,159,000) (1) (2)	25,560,580	21,448
Weichai Power Co. Ltd. (Hong Kong)	2,036,400	3,439
Weiqiao Textile Co. Ltd. (Hong Kong)	3,990,000	5,448
Wumart Stores, Inc. (Hong Kong) (4)	7,970,000	15,317
Zhejiang Expressway Co. Ltd. (Hong Kong)	6,660,000	4,117
ZTE Corp. (Hong Kong)	5,746,000	19,327
		498,715

Colombia - 0.82%
Cía. de Cemento Argos, SA	10,507,750	54,310
Suramericana de Inversiones SA	5,378,411	45,955
		100,265

Costa Rica - 0.00%
Consorcio International Hospital, SA de CV, Series II, convertible preferred (acquired 9/25/97, cost: $442,000) (1) (2)	23,970	12
Consorcio International Hospital, SA de CV, Series IV, convertible preferred (acquired 8/15/05, cost: $383,000) (1) (2)	766,721	383
		395

Croatia - 0.10%
PLIVA DD (GDR)	935,918	12,401
		12,401

Egypt - 1.58%
Commercial International Bank (Egypt) S.A.E.	2,824,333	28,952
Commercial International Bank (Egypt) S.A.E. (GDR)	255,700	2,524
Egyptian Company for Mobile Services S.A.E.	1,870,228	66,280
Orascom Construction Industries Co.	1,457,973	55,290
Orascom Construction Industries Co. (GDR)	428,200	32,115
Vodafone Egypt Telecommunications S.A.E.	508,385	8,966
		194,127

Hong Kong - 1.49%
Clear Media Ltd. (2)	22,774,000	18,489
Foxconn International Holdings Ltd. (2)	53,047,000	86,284
Kingboard Chemical Holdings Ltd.	1,382,000	3,738
Kingway Brewery Holdings Ltd.	29,631,300	11,092
Shangri-La Asia Ltd.	36,023,246	60,206
Texwinca Holdings Ltd.	4,868,000	3,516
		183,325

Hungary - 0.25%
Magyar Telekom Telecommunications Co. Ltd.	1,562,518	6,987
Magyar Telekom Telecommunications Co. Ltd. (ADR)	1,054,000	23,220
		30,207

India - 7.92%
Apollo Hospitals Enterprise Ltd.	1,666,666	18,497
Apollo Hospitals Enterprise Ltd. (GDR)	233,800	2,525
Bharat Electronics Ltd.	1,191,371	26,304
Bharat Heavy Electricals Ltd.	940,638	29,010
Bharat Petroleum Corp. Ltd.	689,252	6,661
Bharti Tele-Ventures Ltd. (2)	9,443,461	72,631
Cummins India Ltd.	5,719,528	20,141
Dr. Reddy's Laboratories Ltd.	222,333	4,829
Gujarat Ambuja Cements Ltd.	11,223,966	19,942
Gujarat Ambuja Cements Ltd. (GDR) (acquired 12/22/05, cost: $2,902,000) (1)	1,687,100	2,902
Hindustan Lever Ltd.	9,200,084	40,271
Housing Development Finance Corp. Ltd.	4,629,682	124,276
ICICI Bank Ltd. (ADR)	343,197	9,884
IL&FS Investsmart Ltd. (GDR) (acquired 12/14/05, cost: $8,005,000) (1) (2)	1,870,300	8,461
Infosys Technologies Ltd.	2,602,139	173,278
Infrastructure Development Finance Co. Ltd. (2)	5,692,291	9,257
Jet Airways (India) Ltd.	1,112,134	28,307
Larsen & Toubro Ltd.	4,768	196
Maruti Udyog Ltd.	3,367,800	47,593
NTPC Ltd.	15,890,544	39,572
Oil & Natural Gas Corp. Ltd.	1,622,215	42,357
Ranbaxy Laboratories Ltd.	4,025,349	32,521
Reliance Energy Ltd.	3,765,664	50,641
Reliance Industries Ltd.	4,764,387	94,257
SET India Ltd. (acquired 5/15/00, cost: $34,131,000) (1) (2)	106,250	5,286
SET Satellite (Singapore) Pte. Ltd. (acquired 5/15/00, cost: $73,162,000) (1) (2)	2,847,112	11,281
Shopper's Stop Ltd. (2)	1,005,300	9,711
Tata Power Co. Ltd.	1,910,402	18,528
Wipro Ltd.	1,239,236	12,748
Zee Telefilms Ltd.	2,905,204	10,150
		972,017

Indonesia - 3.02%
PT Bank Central Asia Tbk	38,910,000	13,457
PT Bank Mandiri (Persero) Tbk	412,579,000	68,804
PT Bank Rakyat Indonesia	27,513,000	8,463
PT Indosat Tbk	41,589,500	23,449
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B	410,276,902	246,389
PT Ramayana Lestari Sentosa Tbk	86,587,500	7,140
PT Surya Citra Media Tbk	38,098,000	2,484
		370,186

Israel - 4.07%
"Bezeq" The Israel Telecommunication Corp. Ltd. (2)	41,352,700	53,036
Bank Hapoalim B.M.	16,586,011	76,889
Bank Leumi le-Israel B.M.	21,227,297	81,276
Israel Chemicals Ltd.	4,208,508	16,569
Orbotech Ltd. (2)	516,373	12,377
Partner Communications Co. Ltd.	1,512,518	12,723
Partner Communications Co. Ltd. (ADR)	1,233,466	10,373
Supersol Ltd.	5,428,121	13,574
Teva Pharmaceutical Industries Ltd. (ADR)	4,743,600	204,022
United Mizrahi Bank Ltd. (2)	3,358,362	19,310
		500,149

Kazakhstan - 0.09%
OJSC Kazkommertsbank (ADR) (acquired 9/10/97, cost: $1,466,000) (1) (2)	72,877	10,774
		10,774

Malaysia - 3.18%
AirAsia Bhd. (2)	51,211,800	21,541
Astro All Asia Networks PLC	25,223,700	35,026
Bumiputra-Commerce Holdings Bhd.	27,620,200	41,625
CIMB Bhd.	5,450,400	9,158
EON Capital Bhd.	11,273,000	15,066
Genting Bhd.	1,117,800	6,326
Hong Leong Bank Bhd.	10,697,600	14,434
IJM Corp. Bhd.	22,989,414	26,761
IOI Corp. Bhd.	9,553,100	31,346
Malakoff Bhd.	4,495,900	9,754
Malayan Banking Bhd.	8,121,850	23,847
Maxis Communications Bhd.	10,597,800	23,555
MISC Bhd.	6,893,900	18,011
MK Land Holdings Bhd.	16,198,900	2,185
Naim Cendera Holdings Bhd.	2,231,700	1,759
Public Bank Bhd.	7,081,600	11,995
Resorts World Bhd.	7,271,300	21,547
Road Builder (M) Holdings Bhd.	11,113,900	4,085
S P Setia Bhd. Group	25,734,400	22,200
Tanjong PLC	1,358,500	5,210
Telekom Malaysia Bhd.	532,100	1,344
Tenaga Nasional Bhd.	4,104,200	10,750
Transmile Group Bhd.	6,041,200	16,938
UMW Holdings Bhd.	10,145,196	15,833
		390,296

Mexico - 7.05%
América Móvil SA de CV, Series A	48,825,000	71,061
América Móvil SA de CV, Series L	55,175,520	80,823
América Móvil SA de CV, Series L (ADR)	8,302,600	242,934
Cemex, SA de CV, ordinary participation certificates, units	4,209,746	25,063
Cemex, SA de CV, ordinary participation certificates, units (ADR)	372,626	22,108
Coca-Cola FEMSA, SA de CV, Series L (ADR)	207,300	5,599
Consorcio International Hospital, SA de CV, Series II, convertible preferred (acquired 9/25/97, cost: $4,315,000) (1) (2)	23,970	97
Consorcio International Hospital, SA de CV, Series IV, convertible preferred (acquired 12/28/05, cost: $2,438,000) (1) (2)	609,563	2,474
Empresas ICA, SA de CV, ordinary participation certificates (2)	17,453,092	42,435
Fomento Económico Mexicano, SA de CV (ADR)	162,880	11,810
Grupo Cementos de Chihuahua, SA de CV	650,711	1,954
Grupo Financiero Banorte, SA de CV	9,660,356	20,275
Grupo Financiero Inbursa, SA de CV, Series O	1,790,800	3,057
Grupo Industrial Saltillo, SA de CV	2,955,573	3,397
Grupo Televisa, SA, ordinary participation certificates (ADR)	1,037,732	83,537
Impulsora del Desarrollo y el Empleo en America Latina, SA de CV, Series B1 (2)	3,224,300	3,584
Kimberly-Clark de México, SA de CV, Class A, ordinary participation certificates	7,109,450	25,449
Wal-Mart de México, SA de CV, Series V	37,929,607	210,845
Wal-Mart de México, SA de CV, Series V (ADR)	159,736	8,865
		865,367

Morocco - 0.07%
Holcim (Maroc) SA	46,585	6,333
Société des Brasseries du Maroc	12,332	2,301
		8,634

Netherlands - 0.11%
Efes Breweries International NV (GDR) (2)	495,840	13,913
		13,913

Oman - 0.13%
BankMuscat (SAOG) (GDR) (acquired 9/29/05, cost: $16,439,000) (1) (2)	675,300	16,369
		16,369

Peru - 0.09%
Cía. de Minas Buenaventura SA (ADR)	235,200	6,656
Credicorp Ltd.	191,262	4,359
		11,015

Philippines - 0.32%
ABS-CBN Holdings Corp. (Philippine Deposit Receipts) (2)	5,872,800	1,411
Ayala Corp.	1,555,534	9,223
Ayala Land, Inc.	50,081,130	9,339
Bayan Telecommunications Holdings Corp., Class A (acquired 2/12/98, cost: $1,850,000) (1) (2)	724,790	-
Bayan Telecommunications Holdings Corp., Class B (acquired 2/12/98, cost: $616,000) (1) (2)	241,431	-
GLOBE TELECOM, Inc.	43,265	600
International Container Terminal Services, Inc.	19,533,588	3,424
SM Investments Corp.	2,794,600	12,660
SM Prime Holdings, Inc.	21,266,179	3,165
		39,822

Poland - 0.05%
Telekomunikacja Polska SA	920,274	6,614
		6,614

Russia - 3.34%
Baring Vostok Private Equity Fund (acquired 12/15/00, cost: $7,775,000) (1) (2) (3) (4) (5)	8,895,273	11,678
Baring Vostok Private Equity Fund III (acquired 3/30/05, cost: $4,359,000) (1) (2) (3) (4) (5)	4,359,250	3,944
JSC MMC "Norilsk Nickel" (ADR)	857,670	81,404
Mobile Telesystems OJSC (ADR)	685,700	23,999
New Century Capital Partners, LP (acquired 12/7/95, cost: $5,484,000) (1) (2) (3)	5,247,900	2,123
Novolipetsk Steel (GDR) (2)	1,600,100	22,881
OAO Gazprom (ADR) (acquired 10/21/96, cost: $2,654,000) (1)	173,900	12,485
OAO LUKOIL (ADR)	423,136	24,945
OAO NOVATEK (GDR)	278,100	6,256
Pyaterochka Holding NV (GDR) (2)	1,021,650	14,770
Sberbank (Savings Bank of the Russian Federation)	40,120	52,564
Unified Energy System of Russia (GDR)	2,195,200	93,563
Vimpel-Communications (ADR) (2)	720,200	31,854
YUKOS Oil Co. (ADR) (2)	3,355,422	26,857
		409,323

Singapore - 0.07%
PEARL Energy Ltd. (2)	9,081,000	8,011
		8,011

South Africa - 8.50%
Absa Group Ltd.	1,761,700	28,159
Anglo Platinum Ltd.	974,528	70,498
Anglo Platinum Ltd., 6.38% convertible preferred May 31, 2009	119,068	3,354
AngloGold Ashanti Ltd.	343,700	17,013
Aveng Ltd.	10,589,700	30,150
AVI Ltd.	2,990,800	7,242
Barloworld Ltd.	2,540,437	44,444
Consol Ltd.	2,990,800	5,654
Edgars Consolidated Stores Ltd.	2,776,200	15,419
Gold Fields Ltd.	2,471,709	43,585
Harmony Gold Mining Co. Ltd. (2)	4,139,012	55,183
Harmony Gold Mining Co. Ltd. (ADR) (2)	4,541,892	59,272
Impala Platinum Holdings Ltd.	361,605	53,293
Massmart Holdings Ltd.	7,162,500	58,546
Murray & Roberts Holdings Ltd.	12,636,302	39,196
Mvelaphanda Resources Ltd. (2) (4)	11,141,377	40,518
Nasionale Pers Beperk, Class N	135,205	2,392
Network Healthcare Holdings Ltd. (2)	4,717,000	5,614
Old Mutual PLC	9,676,900	27,381
Sappi Ltd.	57,600	660
Sasol Ltd.	8,417,193	301,686
South Africa Capital Growth Fund, LP, Class A (acquired 8/25/95, cost: $795,000) (1) (2) (3)	2,180	129
South Africa Capital Growth Fund, LP, Class D (acquired 8/25/95, cost: $4,776,000) (1) (2) (3)	13,650	810
South African Private Equity Fund III, LP (acquired 9/23/98, cost: $22,336,000) (1) (3) (4) (5)	27,594	56,103
SPAR Group Ltd.	1,242,801	6,090
Standard Bank Group Ltd.	5,426,014	65,063
Truworths International Ltd.	1,574,400	5,975
		1,043,429

South Korea - 20.10%
Asiana Airlines, Inc. (2)	8,360,370	55,723
Baiksan OPC Co., Ltd.	560,100	3,264
Cheil Communications Inc.	78,901	17,227
CJ Home Shopping Co., Ltd.	52,679	6,473
Daewoo Securities Co., Ltd. (2)	741,780	13,485
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	550,050	14,939
Doosan Heavy Industries and Construction Co., Ltd.	380,870	14,257
Doosan Infracore Co., Ltd.	3,831,630	68,524
GS Engineering & Construction Co., Ltd.	996,070	52,305
Hankook Tire Co., Ltd.	3,249,110	45,703
Hynix Semiconductor Inc. (2)	1,558,100	53,611
Hyundai Development Co.	942,094	42,578
Hyundai Heavy Industries Co., Ltd.	142,280	10,792
Hyundai Marine & Fire Insurance Co., Ltd.	545,230	7,843
Hyundai Mipo Dockyard Co., Ltd.	69,590	4,205
Hyundai Motor Co.	1,223,914	117,157
Hyundai Motor Co., nonvoting preferred	208,848	13,406
INI Steel Co.	575,540	11,860
Jusung Engineering Co., Ltd. (2)	1,047,990	10,544
Kia Motors Corp.	243,750	6,368
Kook Soon Dang Brewery Co., Ltd.	545,050	8,858
Kookmin Bank	2,378,605	179,283
Kookmin Bank (ADR)	817,253	61,057
Korea Electric Power Corp.	484,860	18,178
Korea Gas Corp.	326,600	10,733
Korean Air Lines Co., Ltd.	16,220	514
KT Corp.	199,310	8,064
KT Corp. (ADR)	980,900	21,138
KT&G Corp.	676,490	30,212
LG Electronics Inc.	10,740	945
LG Petrochemical Co., Ltd.	397,270	9,906
LG.Philips LCD Co., Ltd. (2)	240,310	10,180
LG.Philips LCD Co., Ltd. (ADR) (2)	6,672,700	143,196
LS Cable Ltd. (4)	1,629,160	55,969
Nong Shim Co., Ltd.	60,799	16,860
Pusan Bank	994,330	13,025
Samsung Electronics Co., Ltd.	578,137	374,003
Samsung Electronics Co., Ltd. (GDS)	1,440,454	474,462
Samsung Engineering Co., Ltd.	1,047,700	29,457
Samsung Fire & Marine Insurance Co., Ltd.	1,173,541	148,696
Samsung Heavy Industries Co., Ltd.	54,850	966
Samsung Securities Co., Ltd.	248,270	15,133
Shinhan Financial Group Co., Ltd.	3,949,090	160,026
Shinsegae Co., Ltd.	2,680	1,176
Sungshin Cement Co., Ltd.	367,840	7,365
Woori Finance Holdings Co., Ltd.	4,908,150	97,381
		2,467,047

Sri Lanka - 0.00%
Dialog Telekom Ltd. (2)	732,400	118
		118

Sweden - 0.09%
Oriflame Cosmetics SA (SDR)	369,600	10,659
		10,659

Taiwan - 11.31%
Asia Corporate Partners Fund, Class B (acquired 3/12/96, cost: $2,439,000) (1) (2) (3)	39,360	2,087
Asia Optical Co., Ltd.	1,149,000	7,907
ASUSTeK Computer Inc.	12,242,160	37,773
AU Optronics Corp.	49,360,610	73,431
AU Optronics Corp. (ADR)	1,094,591	16,430
Cathay Financial Holding Co., Ltd.	30,895,000	56,106
Chi Mei Optoelectronics Corp.	15,960,439	23,630
Chinatrust Financial Holding Co., Ltd.	78,471,908	62,275
Chunghwa Telecom Co., Ltd.	4,965,000	8,604
Chunghwa Telecom Co., Ltd. (ADR)	148,500	2,725
CTCI Corp.	25,889,830	10,862
Delta Electronics Inc.	17,276,120	35,523
EVA Airways Corp.	98,966,968	46,527
Formosa Chemicals & Fibre Corp.	10,591,000	17,133
Fubon Financial Holding Co., Ltd.	144,906,000	124,755
Giant Manufacturing Co., Ltd.	170,000	329
High Tech Computer Corp.	1,221,865	22,966
Hon Hai Precision Industry Co., Ltd.	49,067,075	269,577
Hon Hai Precision Industry Co., Ltd. (GDR)	1,203,868	13,847
Hotai Motor Co., Ltd.	2,702,000	6,643
Johnson Health Tech. Co., Ltd.	175,000	831
MediaTek Incorporation	6,923,140	81,687
Mega Financial Holding Co., Ltd.	12,289,000	8,012
Optimax Technology Corp.	7,304,722	12,488
Powerchip Semiconductor Corp.	35,617,000	23,534
President Chain Store Corp.	16,989,517	35,674
Quanta Computer Inc.	5,050,211	7,097
Seres Capital (Cayman) (acquired 3/12/96, cost: $12,000) (1) (3) (4)	2	14
Seres Capital (Cayman), nonvoting (acquired 3/12/96, cost: $63,000) (1) (3) (4)	8	69
Siliconware Precision Industries Co., Ltd.	19,229,317	27,008
Taiwan Cement Corp.	33,064,250	23,678
Taiwan Semiconductor Manufacturing Co., Ltd.	130,696,862	249,275
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	2,303,798	22,831
Test-Rite International Co., Ltd.	15,029,406	11,005
Tong Yang Industry Co., Ltd. (4)	22,244,243	27,166
United Microelectronics Corp.	33,634,229	19,091
		1,388,590

Thailand - 1.65%
Advanced Info Service PCL	1,952,800	5,143
Electricity Generating PCL	16,818,947	34,856
Electricity Generating PCL, nonvoting depositary receipts	1,152,900	2,277
KASIKORNBANK PCL	25,547,900	46,734
Kiatnakin Bank PCL	7,102,000	5,014
Krung Thai Bank PCL	133,505,400	35,809
National Finance PCL	15,623,000	5,107
Siam Cement PCL, nonvoting depositary receipts	1,960,290	11,678
Siam City Bank PCL	9,270,600	5,484
Siam City Bank PCL, nonvoting depositary receipts	702,000	416
Siam City Cement PCL	3,913,024	32,057
TISCO Bank PCL	11,205,800	7,571
TISCO Bank PCL, nonvoting depositary receipts	15,440,500	10,450
		202,596

Turkey - 3.11%
Akbank TAŞ	14,352,226	117,210
Aktas Elektrik Ticaret AŞ (2)	4,273	-
Anadolu Efes Biracilik ve Malt Sanayii AŞ	2,590,212	72,506
Dogan Yayin Holding AŞ (2)	1,354,637	5,376
Hürriyet Gazetecilik ve Matbaacilik AŞ	5,562,582	21,886
Koç Holding AŞ	4,258,531	20,025
Migros Türk TAŞ	4,473,985	43,460
Türkiye Garanti Bankasi AŞ (2)	4,067,600	14,786
Türkiye İş Bankasi AŞ, Class C	9,974,316	86,641
		381,890

United Kingdom - 0.70%
Anglo American PLC	676,093	22,824
Kazakhmys PLC (2)	905,400	12,036
Lonmin PLC	1,473,600	40,881
Oxus Gold PLC (2)	7,720,000	10,378
		86,119

United States of America - 0.39%
Amkor Technology, Inc. (2)	1,841,500	10,312
AsiaInfo Holdings, Inc. (2)	936,540	3,727
Net 1 UEPS Technologies, Inc. (2)	574,600	16,577
Sohu.com Inc. (2)	297,400	5,454
Zoran Corp. (2)	709,000	11,493
		47,563

Venezuela - 0.16%
Cía. Anόnima Nacional Teléfonos de Venezuela (CANTV), Class D (ADR)	1,400,189	20,023
		20,023

Vietnam - 0.12%
Vietnam Enterprise Investments Ltd., Redeemable (acquired 9/20/01, cost: $8,432,000) (1) (2) (3) (4)	7,888,071	14,199
		14,199

Multinational - 0.49%
Capital International Global Emerging Markets Private Equity Fund, LP (acquired 6/30/99, cost: $21,301,000) (1) (3) (4) (5)	55,304	27,612
Capital International Private Equity Fund IV, LP (acquired 3/29/05 , cost: $20,707,000) (1) (3) (4) (5)	20,332	25,113
New Asia East Investment Fund Ltd., Class A (acquired 5/23/96, cost: $189,000) (1) (3) (4)	279,240	379
New Asia East Investment Fund Ltd., Class B (acquired 5/23/96, cost: $2,584,000) (1) (3) (4)	3,810,369	5,166
Pan Asia Special Opportunities Fund (Cayman) (acquired 10/18/00, cost: $2,314,000) (1) (3) (4)	240,000	1,331
		59,601

Miscellaneous - 1.44%
Equity securities in initial period of acquisition		177,147

Total equity securities (cost: $6,340,591,000)		11,934,519

	Units or principal
Bonds and notes	amount	Value
	(000)	(000)

Argentina - 0.52%
Multicanal SA:
9.25% February 1, 2002 (6)	$2,609	1,318
10.5% February 1, 2007 (6)	1,244	628
10.5% April 15, 2018 (6)	2,289	1,156
13.125% April 15, 2009 (6)	1,122	567
Republic of Argentina:
0.63% December 31, 2038 (7)	ARS57,599	9,220
GDP-Linked Bond, 0% December 31, 2035 (8)	377,157	6,171
Payment-in-Kind Bond, 5.83% December 31, 2033 (7)	123,454	44,635
		63,695

Brazil - 0.29%
Banco BMG SA 8.75% July 1, 2010 (acquired 6/22/05, cost: $6,080,000) (1)	$6,080	6,095
Banco BMG SA 9.15% January 15, 2016 (acquired 12/15/05, cost: $2,647,000) (1)	2,700	2,670
Banco Bradesco SA 8.875% June 3, 2010	5,000	5,325
Banco Votorantim Nassau 9.25% December 20, 2012	BRL7,000	3,026
Federal Republic of Brazil 8.00% January 15, 2018	$3,250	3,515
LIGHT-Serviços de Eletricidade SA 13.538% convertible debentures June 30, 2015 (7)	BRL3,165	1,867
Unibanco-União de Bancos Brasileiros SA 8.70% Senior Notes due February 11, 2010	23,880	9,965
Unibanco-União de Bancos Brasileiros SA 8.70% Junior Notes due July 29, 2010 (acquired 7/22/05, cost: $3,470,000) (1)	$3,470	3,548
		36,011

Dominican Republic - 0.03%
Dominican Republic: 9.50% September 27, 2011 (acquired 5/12/05, cost: $3,113,000) (1)	2,865	3,037
		3,037

Malaysia - 0.03%
Tenaga Nasional Berhad 2.625% convertible debenture November 20, 2007	3,979	4,233
		4,233

Peru - 0.02%
Republic of Peru 9.875% February 6, 2015	2,370	2,856
		2,856

Russia - 0.04%
Russian Federation 5.00% March 31, 2030 (7)	4,455	5,034
		5,034

Turkey - 0.03%
Republic of Turkey 11.875% January 15, 2030	2,047	3,157
		3,157

United States of America - 0.02%
Citigroup Inc 15.00% July 2, 2010	BRL4,600	2,083
		2,083

Venezuela - 0.03%
Republic of Venezuela:
8.50% October 8, 2014	$755	832
9.25% September 15, 2027	2,390	2,838
		3,670

Total bonds and notes (cost: $113,979,000)		123,776

	Units or principal
Short-term securities	amount	Value
	(000)	(000)

Certificates of deposit - 0.36%
Wells Fargo & Co. 4.35% 1/6/06	$44,600	$44,600
		44,600

Corporate short-term notes - 0.34%
General Electric Capital Corp. 4.20% due 1/3/06	2,400	2,399
Rabobank USA Financial Corp. 4.05% due 1/3/06	38,800	38,782
		41,181

Total short-term securities (cost: $85,781,000)		85,781

Total investment securities (cost: $6,540,351,000)		12,144,076

Net unrealized depreciation on foreign currency contracts (9)		(5,182)

Excess of cash and receivables over payables		135,588

Net assets		$12,274,482

(1) Purchased in a private placement transaction (not including purchases of securities that were publicly offered in the primary local market but were not registered under U.S. securites laws); resale to the public may require registration in the country where the primary market is located, and no right to demand registration exists. As of December 31, 2005, the total value and cost of such securities were $278,070,000 and $345,814,000, respectively, and the value represented 2.27% of net assets.
(2) Non-income-producing securities.
(3) Cost and market value do not include prior distributions to the fund from income or proceeds realized from securities held by the private equity fund. Therefore, the cost and market value may not
(3) Cost and market value do not include prior distributions to the fund from income or proceeds realized from securities held by the private equity fund. Therefore, the cost and market value may not be indicative of the private equity fund's performance.
(4) This issuer represents investment in an affiliate as defined in the Investment Company Act of 1940. This definition includes, but is not limited to, issuers in which the fund owns more than 5% of the outstanding voting securities. New Asia East Investment Fund Ltd., Capital International Global Emerging Markets Private Equity Fund, LP and Capital International Private Equity Fund IV, LP are also considered affiliates since these issuers have the same investment adviser as the fund (see note 7 in Notes to Financial Statements).
(5) Excludes an unfunded capital commitment representing an agreement which obligates the fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined.
(6) Security is currently in default; no interest or principal payments received on the scheduled payment dates.
(7) Coupon rate may change periodically.
(8) Represents a zero coupon bond that may convert to a coupon bearing security at a later date.
(9) As of December 31, 2005, the net unrealized foreign currency contracts payable consists of the following:

	Contract amount		U.S. valuation
				Unrealized
				appreciation
	Non-U.S.	U.S.	Amount	(depreciation )
	(000)	(000)	(000)	(000)
Sales:
Hungarian Forint to Euro expiring 2/17-4/13/06	HUF5,384,660/EUR21,279	$25,293	$25,145	$148
South African Rand to U.S. Dollar expiring 1/20-8/17/06	ZAR1,020,611	154,714	160,044	(5,330)

Foreign currency contracts --- net				$(5,182)

Abbreviations

Securities:
ADR - American Depositary Receipts
GDR - Global Depositary Receipts
GDS - Global Depositary Shares
SDR - Special Drawing Rights

Non-U.S. currency:
ARS - Argentine Peso
BRL - Brazilian Real
EUR - Euro
HUF - Hungarian Forint
ZAR - South African Rand

See Notes to Financial Statements

Financial statements	(Unaudited)

Statement of assets and liabilities at December 31, 2005
	(dollars in thousands, except per-share data)

Assets:
Investment securities at market:
Unaffiliated issuers (cost: $6,233,238)	$11,799,133
Affiliated issuers (cost: $307,113)	344,943	$12,144,076

Cash		27,183
Cash denominated in non-U.S. currency (cost: $7,998)		7,762
Receivables for--
Sales of investments	64,364
Sales of fund's shares	3,650
Dividends and interest	53,987
Non-U.S. taxes	19,208	141,209
		12,320,230

Liabilities:
Payables for--
Purchases of investments		32,017
Open forward currency contracts		5,182
Investment advisory fee		6,121
Directors' compensation		649
Other fees and expenses		1,707
Non-U.S. taxes		72
		45,748

Net assets at December 31, 2005 --
Equivalent to $70.58 per share on 173,900,204 shares of $0.01 par value
capital stock outstanding (authorized capital stock -- 400,000,000 shares)		$12,274,482

Net assets consist of:
Capital paid in on shares of capital stock		$5,698,793
Distributions in excess of net investment income		(212,164)
Accumulated net realized gain		1,189,162
Net unrealized appreciation		5,598,691

Net assets at December 31, 2005		$12,274,482

See Notes to Financial Statements

Statement of operations for the six months ended December 31, 2005	(unaudited)
	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. withholding tax of $18,605;	$134,022
also includes $5,970 from affiliates)
Interest (includes $809 from affiliates)	$14,261	$148,283

Fees and expenses:
Investment advisory services	39,866
Custodian	4,693
Registration statement and prospectus	21
Auditing and legal	141
Reports to shareholders	17
Directors' compensation	225
Other	245

Total expenses before expense reduction	45,208
Expense reduction	12	45,196
Net investment income		103,087

Realized gain and unrealized appreciation on investments:

Net realized gain before non-U.S. taxes (includes $18,843 net gain from affiliates)	2,656,736
Non-U.S. taxes	1,650
Net realized gain on investments		2,658,386

Net change in unrealized appreciation on investment securities and other assets and liabilities	397,699
Net change in unrealized depreciation on open forward currency contracts	(12,280)
Net change in unrealized appreciation	385,419
Non-U.S. taxes	(72)
Net change in unrealized appreciation on investments		385,347

Net realized gain and net change in unrealized appreciation on investments		3,043,733

Net increase in net assets resulting from operations		$3,146,820

Statement of changes in net assets	(dollars in thousands)
	(unaudited )
	Six months ended	Year ended
	December 31,	June 30,
	2005	2005

Operations:
Net investment income	$103,087	$295,648
Net realized gain on investments	2,658,386	3,689,648
Net change in unrealized appreciation on investments	385,347	459,248
Net increase in net assets resulting from operations	3,146,820	4,444,544

Dividends and distributions paid
to shareholders:
Dividends from net investment income	(318,186)	(236,317)
Distribution from net realized gain	(3,356,794)	-
Total distributions	(3,674,980)	(236,317)

Capital share transactions:
Proceeds from shares sold: 1,036,957 and 5,015,031 shares, respectively	85,444	336,855
Proceeds from shares issued in reinvestment of net investment income dividends and net realized gain distributions: 52,142,078 and 3,152,874 shares, respectively	3,570,690	213,261
Cost of shares repurchased: 52,933,587 and 100,042,798 shares, respectively	(4,485,199)	(6,884,884)
Net decrease in net assets resulting from capital share transactions	(829,065)	(6,334,768)

Total decrease in net assets	(1,357,225)	(2,126,541)

Net assets:
Beginning of period	13,631,707	15,758,248
End of period (including distributions in excess of net investment income and undistributed net investment income: ($212,164) and $2,935, respectively)	$12,274,482	$13,631,707

See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization - Emerging Markets Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as an open-end, interval investment company (open-end interval fund). As an open-end interval fund, the fund offers its shareholders the opportunity to purchase and redeem shares on a periodic basis. The fund’s investment objective is to seek long-term capital growth by investing primarily in equity securities of issuers in developing countries.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the principal exchange or market on which such securities are traded, as of the close of business or, lacking any sales, at the last available bid price. Bonds and notes are valued at prices obtained from an independent pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality, and type. Short-term securities with original maturities of one year or less maturing within 60 days are valued at amortized cost, which approximates market value. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices.

Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund’s Board. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; related corporate actions; and changes in overall market conditions. If significant events occur which affect the value of the portfolio securities, appropriate adjustments to closing market prices may be made to reflect these events. Events of this type may include, but are not limited to, significant movements in the U.S. market, earthquakes and other natural disasters, or unanticipated market closures. At December 31, 2005, 273 securities were fair valued with an aggregate value of $8,138,930,000. Of these 273 securities, 232 securities were fair valued with an aggregate value of $7,853,702,000 due to significant movements in the U.S. market after the close of trading in the markets of these securities.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from securities transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on bonds, notes, and short-term securities are amortized daily over the expected life of the security.

Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation - Assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities and other assets and liabilities are included with the net realized gain or loss and net change in unrealized appreciation or depreciation on investments.

Unfunded capital commitments - Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined. Unfunded capital commitments are recorded when capital calls are requested. As of December 31, 2005, unfunded capital commitments were $56,110,000.

Forward currency contracts - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates arising from its investments. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities’ values underlying these instruments. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

2.	Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records an estimated liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. As of December 31, 2005, accrued non-U.S. taxes on unrealized gains were $72,000.

The receivable for non-U.S. taxes includes $16,043,000 related to India capital gains taxes that are currently in dispute and under appeal. Potential tax, interest and penalty amounts relating to this issue, if any, may be assessed in the future. Based upon the advice of outside counsel, management believes that it is more likely than not that this dispute will be resolved in favor of the fund. If this dispute is ultimately resolved unfavorably, it will not have a material adverse effect on the fund’s financial position or results of operations.

Currency gains and losses - Net realized currency losses on dividends, interest, withholding taxes reclaimable, forward contracts, and other receivables and payables, on a book basis, were $13,994,000 for the six months ended December 31, 2005.

3. Federal income taxation

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to sales of certain securities within 30 days of purchase, and unrealized appreciation or depreciation of certain investments in non-U.S. securities. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. For the six months ended December 31, 2005, the distributions from net investment income and long-term realized gains paid to shareholders were $318,186,000 and $3,356,794,000, respectively. For the year ended June 30, 2005, the distribution from net investment income paid to shareholders was $236,317,000.

As of December 31, 2005, the cost of investment securities, excluding forward currency contracts, and cash denominated in non-U.S. currencies for federal income tax reporting purposes was $6,686,728,000. As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Distributions in excess of net investment income and non-U.S. currency gain	$ 14,054,000
Undistributed short-term capital gains	79,235,000
Undistributed long-term capital gains	647,877,000
Gross unrealized appreciation on investment securities	5,801,340,000
Gross unrealized depreciation on investment securities	336,302,000
Net unrealized appreciation on investment securities	5,465,038,000

During the six months ended December 31, 2005, the fund realized, on a tax basis, a net capital gain of $2,584,220,000.

4. Fees and transactions with related parties

Investment advisory services fee - The Investment Advisory and Service Agreement with Capital International, Inc. (CII) provides for monthly management service fees, accrued weekly. CII is wholly owned by Capital Group International, Inc., which is wholly owned by The Capital Group Companies, Inc. These fees are based on an annual rate of 0.90% on the first $400 million of the fund’s net assets; 0.80% of such assets in excess of $400 million but not exceeding $1 billion; 0.70% of such assets in excess of $1 billion but not exceeding $2 billion; 0.65% of such assets in excess of $2 billion but not exceeding $4 billion; 0.625% of such assets in excess of $4 billion but not exceeding $6 billion; 0.60% of such assets in excess of $6 billion but not exceeding $8 billion; 0.58% of such assets in excess of $8 billion but not exceeding $11 billion; 0.56% of such assets in excess of $11 billion but not exceeding $15 billion; 0.54% of such assets in excess of $15 billion but not exceeding $20 billion; and 0.52% of such assets in excess of $20 billion.

Transfer agent fee - The fund has an agreement with American Funds Service Company (AFS), the transfer agent for the fund. AFS is a wholly owned indirect subsidiary of The Capital Group Companies, Inc. Under this agreement, the fund compensates AFS for transfer agency services including shareholder recordkeeping, communications, and transaction processing. Transfer agent fees were $1,000 for the six months ended December 31, 2005. This amount was included in other fees and expenses.

Deferred Directors’ compensation - Since the adoption of the deferred compensation plan in 1998, Directors who are unaffiliated with CII may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or the American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation expense in the accompanying financial statements includes $129,000 in current fees (either paid in cash or deferred) and a net increase of $96,000 in the value of the deferred amounts.

Affiliated officers and Directors - Officers and certain Directors of the fund are or may be considered to be affiliated with CII. No affiliated officers and Directors received any compensation directly from the fund.

5.	Restricted securities

The fund has invested in certain securities for which resale may be limited (for example, in the U.S., to qualified institutional buyers) or which are otherwise restricted. These securities are identified in the investment portfolio. As of December 31, 2005, the total value of restricted securities was $278,070,000, which represents 2.27% of the net assets of the fund.

6.	Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $2,079,806,000 and $6,169,837,000, respectively, during the six months ended December 31, 2005.

The fund receives an expense reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the six months ended December 31, 2005, the custodian fee of $4,693,000 was reduced by $12,000, rather than paid in cash.

7.	Transactions with affiliates

If the fund owns more than 5% of the outstanding voting securities of an issuer, the fund’s investment in that issuer represents an investment in an affiliate as defined in the Investment Company Act of 1940. In addition, New Asia East Investment Fund Ltd., Capital International Global Emerging Markets Private Equity Fund, LP, and Capital International Private Equity Fund IV, LP are considered affiliates since these issuers have the same investment adviser as the fund. A summary of the fund’s transactions in the securities of affiliated issuers during the six months ended December 31, 2005 is as follows:

	Beginning	Purchases/	Sales/	Ending	Dividend and interest income	Value
Issuer	shares	Additions	Reductions	shares	(000)	(000)

Affiliated issuers:
Anhui Conch Cement	40,197,000	326,000	-	40,523,000	$-	$49,796
LS Cable	1,629,160	-	-	1,629,160	1,344	55,969
Mvelaphanda Resources	11,141,377	-	-	11,141,377	-	40,518
Tele Norte Celular Participações	9,215,384,539	-	-	9,215,384,539	-	5,749
Tong Yang Industry	22,244,243	-	-	22,244,243	1,126	27,166
Wumart Stores	6,735,000	1,235,000	-	7,970,000	-	15,317

Affiliated private equity funds/private placements:
Baring Vostok Private Equity Fund	8,530,144	365,129	-	8,895,273	-	11,678
Baring Vostok Private Equity Fund III	1,431,150	2,928,100	-	4,359,250	-	3,944
Capital International Global Emerging Markets Private Equity Fund	55,168	136	-	55,304	40	27,612
Capital International Private Equity Fund IV	18,087	2,245	-	20,332	197	25,113
Hidroneuquen	28,022,311	-	-	28,022,311	-	857
New Asia East Investment Fund	4,089,609	-	-	4,089,609	48	5,545
New GP Capital Partners	27,000	-	-	27,000	-	3,963
Pan Asia Special Opportunities Fund	240,000	-	-	240,000	-	1,331
Seres Capital	10	-	-	10	16	83
South African Private Equity Fund III	27,594	-	-	27,594	1,314	56,103
Vietnam Enterprise Investments	7,888,071	-	-	7,888,071	-	14,199

Unaffiliated issuers:[1]
New Europe East Investment Fund	436	-	436	-	-	-
Orbotech	1,720,725	-	1,204,352	516,373	-	-
S P Setia Bhd.	34,837,100	-	9,102,700	25,734,400	2,694	-

					$6,779	$344,943

¹Affiliated during the period but no longer affiliated at December 31, 2005.

Financial highlights
	Six months ended December 31,	Year ended June 30[1]

	2005[1,2]	2005	2004	2003	2002	2001

Net asset value, beginning of period	$78.50	$59.35	$47.41	$44.80	$48.21	$68.69

Income from investment operations:
Net investment income	.68	1.35	.96	.92	.35	.68
Net realized and unrealized gain (loss) on investments	20.39	18.86	12.24	2.21	(3.07)	(20.80)
Total income(loss) from investment operations	21.07	20.21	13.20	3.13	(2.72)	(20.12)

Less distributions:
Dividends from net investment income	(2.51)	(1.06)	(1.26)	(.52)	(.69)	(.36)
Distributions from net realized gains	(26.48)	-	-	-	-	-
Total distribution	(28.99)	(1.06)	(1.26)	(.52)	(.69)	(.36)
Net asset value, end of period	$70.58	$78.50	$59.35	$47.41	$44.80	$48.21

Total return	27.99%[3]	34.34%	27.89%	7.14%	(5.64)%	(29.31)%

Ratios/supplemental data:
Net assets, end of period (in millions)	$12,274	$13,632	$15,758	$16,154	$16,258	$17,634
Ratio of expenses to average net assets	.71%[4]	.71%	.70%	.70%	.70%	.68%
Ratio of net income to average net assets	1.63%[4]	1.96%	1.64%	2.14%	1.27%	1.25%
'Portfolio turnover rate	17.05%[3]	29.00%	35.36%	33.70%	26.22%	26.10%

[1] Starting with the year ended June 30, 2004, the per-share data is based on average shares outstanding.
[2] Unaudited.
[3] Based on operations for the period shown and, accordingly, not representative of a full year's operations.
[4] Annualized.

Expense example

As a shareholder of the fund, you incur ongoing costs, including investment advisory services fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 through December 31, 2005).

Actual expenses:

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning account value 7/01/2005	Ending account value 12/31/2005	Expenses paid during period[1]	Annualized expense ratio

Actual return	$1,000.00	$1,279.94	$4.08	.71%
Hypothetical 5% return before expenses	1,000.00	1,021.63	3.62	.71

1 Expenses are equal to the fund’s annualized expense ratio of .71%, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

Offices of the fund and of the
investment adviser
Capital International, Inc.
11100 Santa Monica Boulevard, 15th Floor
Los Angeles, CA 90025-3302

135 South State College Boulevard
Brea, CA 92821-5823

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006-2401

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

The fund’s SAI, Proxy Voting Policy and Procedures and proxy voting record for the 12 months ended June 30 is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov or upon request by calling 800/421-0180, ext. 96245.

The fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website or upon request by calling 800/421-0180, ext. 96245. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800/SEC-0330.

This report is for the information of shareholders of Emerging Markets Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

The Capital Group Companies

Capital International        Capital Guardian      Capital Research and Management         Capital Bank and Trust          American Funds

Lit. No. MFGESR-915-0206P(NLS)

Litho in USA TAG/WS/9099-S4915

© 2006 Emerging Markets Growth Fund, Inc.

ITEM 2 - Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 - Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 - Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 - Schedule of Investments

The Schedule of Investments is included as part of the semi-annual report to shareholders.

ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a Committee on Directors (formerly the Nominating Committee) comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The Committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee.

ITEM 11 - Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 - Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMERGING MARKETS GROWTH FUND, INC.

By /s/ Shaw B. Wagener
Shaw B. Wagener, President and PEO

Date: March 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Shaw B. Wagener
Shaw B. Wagener, President and PEO

Date: March 10, 2006

By /s/ Michael A. Felix
Michael A. Felix, Treasurer and PFO

Date: March 10, 2006